EXHIBIT 10.6

EXECUTION VERSION

AMENDMENT TO AMENDED AND RESTATED EMPLOYMENT AGREEMENT

Dated as of January 25, 2007

Reference is made to that certain Amended and Restated Employment Agreement (the “Original Agreement”), dated as of the Effective Date as defined therein, by and between Tube City IMS Corporation (the “Company”), a Delaware corporation, and J. David Aronson (the “Executive”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Original Agreement.

For good and valuable consideration (including the promises set forth herein), the receipt and sufficiency of which are hereby acknowledged, each of the Company and Executive intending to be legally bound, hereby agree as follows:

1.	Amendment.

a.	The second sentence of Section 1. of the Original Agreement is hereby amended and restated in its entirety to read as follows: “The number of shares of Restricted Stock shall be equal to 14.70% of the total number of shares reserved for issuance under the Restricted Stock Plan on the Effective Date, which shall be equal to ten percent (10%) of the total number of shares of common stock of Buyer outstanding upon the Closing, and such Restricted Stock shall be granted pursuant to the terms and conditions set forth in the Restricted Stock Plan and a Restricted Stock Agreement (as defined in the Restricted Stock Plan).”

2.	Miscellaneous. Except as modified hereby, the provisions of the Original Agreement shall remain unmodified, and, subject to the amendments contained herein, the Original Agreement is hereby confirmed as having been validly executed and delivered by each of the undersigned and as being in full force and effect. This Amendment may be executed in any number of counterparts which together shall constitute one instrument, shall be governed by and construed in accordance with the substantive laws of the State of New York, without reference to or giving effect to any choice or conflict of laws provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

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IN WITNESS WHEREOF, the undersigned have caused this Amendment to the Amended and Restated Employment Agreement to be executed and delivered as of the date first above written.

TUBE CITY IMS CORPORATION

By:	/s/ Thomas E. Lippard
	Name:	Thomas E. Lippard
	Title:	Vice President

/s/ J. David Aronson
J. David Aronson

[Signature Page to

Amendment to Amended and Restated Employment Agreement]